UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) February 7, 2007


                            NetFabric Holdings, Inc.
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             (Exact name of registrant as specified in its charter)


         Delaware                        0-21419                  76-0307819
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(State or other jurisdiction           (Commission              (IRS Employer
    of Incorporation)                  File Number)          Identification No.)


        Three Stewart Court, Denville, NJ                           07834
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     (Address of principal executive offices)                    (zip code)


       Registrant's telephone number, including area code - (973) 887-2785



          -------------------------------------------------------------
          (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

      Representatives of NetFabric Holdings, Inc. (the "Company') will use materials attached hereto as Exhibit 99.1 in investors' presentations from time to time. The Company has also posted the presentation materials on its website at www.netfabric.net.

      The Information contained in this report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" with the Securities and Exchange Commission.

      Refer to page 2 of Exhibit 99.1 for a discussion of certain forward-looking statements included in the presentation materials. These "forward-looking statements," which are based on management's beliefs, as well as on a number of assumptions concerning future events and information currently available to management. Readers are cautioned not to put undue reliance on such forward-looking statements, which are not a guarantee of performance and are subject to a number of uncertainties and other factors, many of which are outside NetFabric's control that could cause actual results to differ materially from such statements. For a more detailed description of the factors that could cause such a difference, please see NetFabric's filings with the Securities and Exchange Commission. NetFabric disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This information is presented solely to provide additional information to further understand the results of NetFabric.


Item 9.01. Financial Statements And Exhibits

      (d)   Exhibits

      Exhibit Number            Description

      99.1 Presentation materials for investor presentation by NetFabric Holdings, Inc.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NETFABRIC HOLDINGS, INC.


Date: February 7, 2007                    By: /s/ Fahad Syed
                                              -----------------------
                                              Name:  Fahad Syed
                                              Title: Chairman and CEO

                                  EXHIBIT INDEX


Exhibit Number           Description

99.1 Presentation materials for investor presentation by NetFabric Holdings, Inc.